                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):
June 18, 1996 (January 3, 1996)
- --------------------------------


                            SPIEKER PROPERTIES, INC.

             (Exact name of registrant as specified in its charter)

          MARYLAND                      1-12528             94-3185802

(State or other jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)       Identification No.)

     2180 SAND HILL ROAD, MENLO PARK, CA                      94025

  (Address of principal executive offices)                  (Zip code)

                                 (415) 854-5600

                                -----------------
              (Registrant's telephone number, including area code)

This Document consists of 20 pages. No Exhibits are being filed with the Form
8-K.

                            SPIEKER PROPERTIES, INC.
                                 CURRENT REPORT

                                       ON

                                    FORM 8-K

ITEM 5.  OTHER EVENTS

The following operating properties and mortgages secured by operating properties were acquired by Spieker Properties, L.P. from unrelated parties between January 1, 1996 and May 28, 1996. Spieker Properties, Inc. (the "Company") owns an approximate 84.9% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" and collectively referred to as the "Company"):

Bayside Corporate Center, an 84,925 square foot two-building office project in Foster City, California, on January 3, 1996 for $10.0 million.

Benicia Industrial I & II, a 1,827,269 square foot seventeen-building industrial project in Benicia, California, on January 31, 1996 for $41.1 million.

San Jose Airport Office Center and 1735 North First Street, two mortgages secured by four office buildings in San Jose, California, on January 31, 1996 for $14.3 million.

Everett Industrial, a 150,154 square foot industrial building in Everett, Washington, on March 20, 1996 for $7.4 million.

Carmel Valley Centre I & II, a 106,921 square foot two-building office project in San Diego, California, on April 1, 1996 for $14.0 million.

2290 North First Street, a 75,680 square foot office building in San Jose, California, on May 1, 1996 for $6.0 million.

Everett 526, a 97,523 square foot two-building light industrial project in Everett, Washington, on May 21, 1996 for $4.3 million.

Port of Oakland, a 199,733 square foot light industrial building in Oakland, California, on May 22, 1996 for $6.8 million.

Doolittle Drive, a 113,196 square foot industrial building in San Leandro, California, on May 23, 1996 for $3.5 million.

10700 Northup Building, a 55,854 square foot office building in Bellevue, Washington, on May 28, 1996 for $4.6 million.

The properties were acquired using funds provided by the Company's unsecured revolving line of credit, funds raised through the issuance of Common Stock and Class C Common Stock, and the issuance of unsecured investment grade debt.

The costs shown above for each acquisition represent the initial cost at the time of acquisition.

The Company believes these acquisitions are consistent with the Company's objective of becoming the preeminent real estate operating company focusing on industrial, suburban office and neighborhood retail property in California and the Pacific Northwest. In assessing the properties acquired, the Company considered current operations, including occupancy levels, rental rates, expenses and ongoing capital requirements. Further, the Company's management considered the rental market for the type and location of the acquired property and, where applicable, the cost of building improvements.

Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K, pursuant to Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, are considered to be material in nature. Certain audited and unaudited historical and pro forma financial information concerning these properties is provided in Item 7 of this Current Report on Form 8-K.

In aggregate, the Company acquired nine properties and two investments in mortgages during the period from January 1, 1996 to May 28, 1996. The combined financial statements of the "Six Acquired Properties and Two Investments in Mortgages" for the year ended December 31, 1995 have been audited, whereas statements for the period from January 1, 1996 to the earlier of March 31, 1996 or date of acquisition, have not been audited. The "Three Acquired Properties" reflects the remainder of properties acquired by the Company during 1996 and statements related to these properties have not been audited.

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      (i)  Combined Statements of Revenues and Certain Expenses for the Six Acquired
                       Properties and Two Investments in Mortgages
                                                                                                          Page
                                                                                                          ----
                       Report of Independent Public Accountants.........................................   5
                       Combined Statements of Revenues and Certain Expenses for the period from
                         January 1, 1996 to the earlier of March 31, 1996 or date of acquisition
                         (unaudited) and for the year ended December 31, 1995...........................   6
                       Notes to Combined Statements of Revenues and Certain
                         Expenses for the period from January 1, 1996 to the
                         earlier of March 31, 1996 or date
                         of acquisition (unaudited) and for the year ended December 31, 1995 ...........   7

                  (ii) Combined Statements of Revenues and Certain Expenses for the Three Acquired
                        Properties

                       Unaudited Combined Statements of Revenues and Certain Expenses for the period from
                         January 1, 1996 to the earlier of March 31, 1996 or date of acquisition
                         and for the year ended December 31, 1995.......................................   9
                       Notes to Unaudited Combined Statements of Revenues and Certain
                         Expenses for the period from January 1, 1996 to the
                         earlier of March 31, 1996 or date
                         of acquisition and for the year ended December 31, 1995 .......................  10

         (b)           Pro Forma Financial Information..................................................  12

                       Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996 .............  13
                       Pro Forma Condensed Consolidated Statements of Operations for the
                         Three Months ended March 31, 1996 and for the year ended
                         December 31, 1995..............................................................  14
                       Notes and adjustments to Pro Forma Condensed Consolidated Financial
                         Statements.....................................................................  16
                       As Adjusted Condensed Consolidated Statement of Operations for the
                         year ended December 31, 1995...................................................  18
                       Notes and adjustments to As Adjusted Condensed Consolidated Statement of Operations..................................................................  19

         (c)           Exhibits

                       There are no exhibits filed with this Form 8-K.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Spieker Properties, Inc.:

         We have audited the accompanying combined statements of revenues and certain expenses of the Six Acquired Properties and the Two Investments in Mortgages, as defined in Note 1, for the year ended December 31, 1995. These financial statements are the responsibility of management of the Company. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

         The accompanying combined statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Company's Current Report on Form 8-K dated June 18, 1996, and are not intended to be a complete presentation of the revenues and expenses of the Six Acquired Properties and the Two Investments in Mortgages.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of the Six Acquired Properties and the Two Investments in Mortgages for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                    ARTHUR ANDERSEN LLP

San Francisco, California
June 14, 1996

                            SPIEKER PROPERTIES, INC.

            COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
          THE SIX ACQUIRED PROPERTIES AND TWO INVESTMENTS IN MORTGAGES
              FOR THE PERIOD FROM JANUARY 1, 1996 TO THE EARLIER OF
                MARCH 31, 1996 OR DATE OF ACQUISITION (Unaudited)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)

                                          January 1, 1996
                                         to the Earlier of
                                          March 31, 1996 or        Year Ended
                                         Date of Acquisition    December 31, 1995
                                         -------------------    -----------------
                                            (unaudited)
REVENUES:
  Rental revenues                               $1,294               $6,787
  Interest and other income                         82                1,777
                                                ------               ------
                                                 1,376                8,564
                                                ------               ------

CERTAIN EXPENSES:
  Rental expenses                                  311                1,534
  Real estate taxes                                106                  558
                                                ------               ------
                                                   417                2,092
                                                ------               ------
REVENUES IN EXCESS OF CERTAIN
    EXPENSES                                    $  959               $6,472
                                                ======               ======


   The accompanying notes are an integral part of these combined statements.

                            SPIEKER PROPERTIES, INC.

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR
          THE SIX ACQUIRED PROPERTIES AND TWO INVESTMENTS IN MORTGAGES
              FOR THE PERIOD FROM JANUARY 1, 1996 TO THE EARLIER OF
                MARCH 31, 1996 OR DATE OF ACQUISITION (Unaudited)
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)

1.   Basis of Presentation and Summary of Significant Accounting Policies:

     Properties and Mortgages Acquired

     The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of six properties (the "Properties") and interest income related to the two mortgage investments (the "Mortgages") acquired by Spieker Properties, L.P. during 1996. Spieker Properties, Inc. (the "Company") owns an approximate 84.9% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively referred to as the "Company").

Property Name                       Location                         Description
- -------------                       --------                         -----------

Bayside Corporate Center            Foster City, California          One multi-tenant and one single-tenant office
                                                                       building totaling 84,925 square feet

San Jose Airport Office Center      San Jose, California             Two mortgages maturing in December, 1999
  & 1735 North First Street                                            and secured by four multi-tenant office
  Mortgages                                                            buildings totaling 201,903 square feet

Everett Industrial                  Everett, Washington              One single-tenant industrial building totaling
                                                                       150,154 square feet

Everett 526                         Everett, Washington              Two multi-tenant light industrial buildings
                                                                       totaling 97,523 square feet

10700 Northup Building              Bellevue, Washington             One multi-tenant office building totaling
                                                                       55,854 square feet

Carmel Valley Centre I & II         San Diego, California            Two multi-tenant office buildings totaling
                                                                       106,921 square feet

2290 North First Street             San Jose, California             One multi-tenant office building totaling
                                                                       75,680 square feet


     Basis of Presentation

     The accompanying combined statements of revenues and certain expenses are not representative of the actual operations of the Properties and Mortgages for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties and Mortgages; however, the Company is not aware of any material factors relating to these acquired properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties and Mortgages.

     The financial information presented for the period from January 1, 1996 to the earlier of March 31, 1996 or date of acquisition is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties and Mortgages.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

     Interest income is recorded based upon the terms of the Mortgages.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.   Leasing Activity:

     The minimum future rental revenues due under noncancelable operating leases in effect as of April 1, 1996, for the remainder of 1996 and annually thereafter are as follows:

             Year                                           Amount
             ----                                           ------
             1996 (nine months)                           $   4,864
             1997                                             5,543
             1998                                             4,410
             1999                                             3,500
             2000                                             2,844
             Thereafter                                       7,011
                                                          ---------
                                                          $  28,172
                                                          =========

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $265 for the period from January 1, 1996 to the earlier of March 31, 1996 or date of acquisition (unaudited) and $1,061 for the year ended December 31, 1995. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, INC.

        UNAUDITED COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                        FOR THE THREE ACQUIRED PROPERTIES
              FOR THE PERIOD FROM JANUARY 1, 1996 TO THE EARLIER OF
                    MARCH 31, 1996 OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)

                                                        January 1, 1996 to
                                                          the Earlier of
                                                        March 31, 1996 or             Year Ended
                                                       Date of Acquisition        December 31, 1995
                                                       -------------------        -----------------
RENTAL REVENUES                                            $    1,435                $    5,335
                                                           ----------                ----------


CERTAIN EXPENSES:
    Rental expenses                                               150                       601
    Real estate taxes                                             141                       568
                                                           ----------                ----------
                                                                  291                     1,169
                                                           ----------                ----------

RENTAL REVENUE IN EXCESS OF CERTAIN
    EXPENSES                                               $    1,144                $    4,166
                                                           ==========                ==========


The accompanying notes are an integral part of these, unaudited combined statements.

                            SPIEKER PROPERTIES, INC.
    NOTES TO UNAUDITED COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                        FOR THE THREE ACQUIRED PROPERTIES
              FOR THE PERIOD FROM JANUARY 1, 1996 TO THE EARLIER OF
                    MARCH 31, 1996 OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1995
                             (dollars in thousands)

1.   Basis of Presentation and Summary of Significant Accounting Policies:

     Properties Acquired

     The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of three properties (the "Properties") acquired by Spieker Properties, L.P. during 1996. Spieker Properties, Inc. (the "Company") owns an approximate 84.9% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively referred to as the "Company").

Property Name                Location                          Description
- -------------                --------                          -----------
Benicia Industrial I & II    Benicia, California               Seventeen multi-tenant industrial warehouse/office
                                                               buildings totaling 1,827,569 square feet

Port of Oakland              Oakland, California               One multi-tenant light industrial building totaling
                                                               199,733 square feet

Doolittle Drive              San Leandro, California           One multi-tenant industrial building totaling 113,196
                                                               square feet

     Basis of Presentation

     The accompanying combined statements of revenue and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

     In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.


2.   Leasing Activity:

     The minimum future rental revenues, due under noncancelable operating leases in effect as of April 1, 1996, for the remainder of 1996 and annually thereafter are as follows:

                Year                                 Amounts
                ----                                 -------
                1996 (9 months)                    $  4,506
                1997                                  4,289
                1998                                  3,508
                1999                                  2,288
                2000                                  1,712
                Thereafter                            3,657
                                                   --------
                Total                              $ 19,960
                                                   ========



In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $76 for the period from January 1, 1996 to the earlier of March 31, 1996 or date of acquisition and $314 for the year ended December 31, 1995. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, INC.

                         PRO FORMA FINANCIAL INFORMATION


The unaudited, pro forma condensed consolidated balance sheet as of March 31, 1996 reflects the incremental effect of the Acquired Properties and Mortgages (collectively the "Acquired Properties and Mortgages") described in Item 5 as if the acquisitions occurring after March 31, 1996 had occurred on March 31, 1996. The accompanying unaudited, pro forma condensed consolidated statements of operations for the three months ended March 31, 1996 and the year ended December 31, 1995 reflect the incremental effect of (i) the January 19, 1996 unsecured investment grade debt issuance (the "Notes Offering") during 1996,
(ii) the February 28, 1996 Common Stock offering and concurrent offering (collectively, the "Offerings"), and the application of the net proceeds therefrom and (iii) the Acquired Properties and Mortgages described in Item 5 as if such acquisitions had occurred on January 1, 1995. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and its Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties, Offerings and Notes Offering.

The accompanying unaudited, as adjusted condensed consolidated statement of operations for the year ended December 31, 1995 has been prepared to reflect
(i) the Offerings and the application of the net proceeds therefrom, (ii) the incremental effect of the acquisition of 17 properties during 1995 and three properties and two mortgages in January 1996, (iii) the conversion of the secured line of credit to an unsecured facility in November 1995, (iv) the Notes Offerings during 1995 and 1996 and (v) the issuance of Series B Preferred Stock during 1995, as if such transactions had all occurred on January 1, 1995. This unaudited statement should be read in conjunction with the respective consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management, the unaudited as adjusted condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Offerings, the property acquisitions, the Notes Offerings and the preferred stock offering.

These pro forma and as adjusted statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                            SPIEKER PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1996

                        (unaudited, dollars in thousands)

                                                              Acquired
                                       Historical (a)        Properties          Pro Forma
                                       --------------        ----------          ---------
ASSETS:
Investment in real estate, net           $ 1,054,196         $     39,178(b)    $ 1,093,374
Cash and cash equivalents                     16,833                 --              16,833
Deferred financing and leasing
  costs, net                                  15,055                 --              15,055
Other assets                                  14,770                 --              14,770
                                         -----------         ------------       -----------
    Total assets                         $ 1,100,854         $     39,178       $ 1,140,032
                                         ===========         ============       ===========

LIABILITIES:

Unsecured notes                          $   360,000         $       --         $   360,000
Mortgage loans                                61,696                 --              61,696
Unsecured line of credit                       4,000               39,178(c)         43,178
Other liabilities                             62,461                 --              62,461
                                         -----------         ------------       -----------
    Total liabilities                        488,157               39,178           527,335
                                         -----------         ------------       -----------

MINORITY INTEREST                             46,394                 --              46,394
                                         -----------         ------------       -----------

STOCKHOLDERS' EQUITY:

Series A Preferred Stock                      23,949                 --              23,949
Series B Preferred Stock                     102,064                 --             102,064
Common Stock                                       3                 --                   3
Class B Common Stock                            --                   --                --
Class C Common Stock                            --                   --                --
Additional paid-in capital                   441,042                 --             441,042
Deferred compensation                           (755)                --                (755)
Retained earnings                               --                   --                --
                                         -----------         ------------       -----------
    Total stockholders' equity               566,303                 --             566,303
                                         -----------         ------------       -----------

                                         $ 1,100,854         $     39,178       $ 1,140,032
                                         ===========         ============       ===========

The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1996
            (unaudited, dollars in thousands, except per share data)

                                                                                         Acquired
                                               Historical    Notes                      Properties      Other
                                                  (a)       Offering      Offerings    and Mortgages  Adjustments     Pro Forma
                                               ----------   --------      ---------    -------------  -----------     ---------
REVENUES
  Rental income                               $    44,345   $      -      $       -     $   2,729(f)  $      -       $    47,074
  Interest and other income                           823          -              -            82(f)         -               905
                                              -----------   --------      ---------     ---------     --------       -----------
  Total revenue                                    45,168          -              -         2,811            -            47,979
                                              -----------   --------      ---------     ---------     --------       -----------

OPERATING EXPENSES

  Rental expenses                                   7,236          -              -           461(f)         -             7,697
  Real estate taxes                                 3,446          -              -           247(f)         -             3,693
  Interest expense, including amortization
     of finance costs                               8,837        366(d)      (1,329)(e)       681(g)         -             8,555
  Depreciation and amortization                     8,538          -              -           295(h)         -             8,833
  General and administrative and other
  expenses                                          2,282          -              -             -            -             2,282
                                              -----------   --------      ---------     ---------     --------       -----------
      Total operating expenses                     30,339        366         (1,329)        1,684             -           31,060
                                              -----------   --------      ---------     ---------      --------      -----------
Income from operations before minority
    interests                                      14,829       (366)         1,329         1,127             -           16,919
                                              -----------   --------      ---------     ---------      --------      -----------

Minority interests share in net income             (2,061)         -              -             -          (489)(i)       (2,550)
                                              -----------   --------      ---------     ---------      --------      -----------

Net income, excluding extraordinary item           12,768       (366)         1,329         1,127          (489)          14,369
                                              -----------   --------      ---------     ---------      --------      -----------

Series A Preferred Stock dividends                   (524)         -              -             -             -             (524)
Series B Preferred Stock dividends                 (2,510)         -              -             -             -           (2,510)
                                              -----------   --------      ---------     ---------      --------      -----------

Net income available to common stockholders   $     9,734   $   (366)     $   1,329     $   1,127      $   (489)     $    11,335
                                              ===========   ========      =========     =========      ========      ===========

Net income per  common share                  $      0.31                                                            $      0.32
                                              ===========                                                            ===========

Weighted average common shares outstanding     31,336,055                                                             35,631,130
                                              ===========                                                            ===========


The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

              (unaudited, dollars in thousands, except share data)

                                                                                Acquired          Other
                                                        As Adjusted (j)        Properties      Adjustments        Pro Forma
                                                        ---------------        ----------      -----------        ---------
REVENUES
  Rental income                                          $    168,088        $     7,050(f)    $      --        $    175,138
  Interest and other income                                     5,860                -  (f)           --               5,860
                                                         ------------        -----------       -----------      ------------
    Total Revenues                                            173,948              7,050              --             180,998
                                                         ------------        -----------       -----------      ------------

OPERATING EXPENSES
  Rental expenses                                              28,769              1,268(f)           --              30,037
  Real estate taxes                                            13,506                516(f)           --              14,022
  Interest expense                                             32,438              2,723(g)           --              35,161
  Depreciation and amortization                                34,516                917(h)           --              35,433
  General and administrative and other expenses                 8,533               --                --               8,533
                                                         ------------        -----------       -----------      ------------
    Total operating expenses                                  117,762              5,424              --             123,186
                                                         ------------        -----------       -----------      ------------

  Income from operations before minority interests             56,186              1,626              --              57,812
                                                         ------------        -----------       -----------      ------------

  Minority interests share of net income                       (8,641)              --                 (69)(i)        (8,710)
                                                         ------------        -----------       -----------      ------------

  Net income                                                   47,545              1,626               (69)           49,102
                                                         ------------        -----------       -----------      ------------

  Series A Preferred Stock dividends                           (2,048)              --                --              (2,048)
  Series B Preferred Stock dividends                          (10,041)              --                --             (10,041)
                                                         ------------        -----------       -----------      ------------


  Net income allocable to common stockholders            $     35,456        $     1,626       $       (69)     $     37,013
                                                         ============        ===========       ===========      ============

  Net income per common share                            $      1.02                                            $       1.04
                                                         ===========                                            ============

  Weighted average common shares outstanding              34,876,387                                              35,604,343
                                                         ===========                                            ============


The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, INC.

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                        (unaudited, dollars in thousands)

(a) Reflects historical financial information of the Company as of March 31, 1996 and for the three months ended March 31, 1996, excluding extraordinary items.

(b) Reflects the cost basis of the properties acquired subsequent to March 31, 1996.

Property                          Acquisition Date                Cost
- --------                          ----------------                ----
Carmel Valley Centre I & II         April 1, 1996             $     13,956
2290 North First Street              May  1, 1996                    6,012
Everett 526                          May 21, 1996                    4,349
Port of Oakland                      May 22, 1996                    6,761
Doolittle Drive                      May 23, 1996                    3,459
10700 Northup Building               May 28, 1996                    4,641
                                                              ------------
                                                              $     39,178
                                                              ============

(c) Represents draws on the Company's unsecured line of credit to fund the acquisitions subsequent to March 31, 1996.

(d) Represents the incremental interest expense resulting from the $100,000 Notes Offering in January 1996. The net proceeds were used to repay borrowings on the Company's unsecured line of credit. The notes bear interest at 6.9%.

(e) Reflects a reduction of interest expense resulting from the Offerings. The reduction in interest expense represents actual interest paid on the Company's unsecured line of credit and certain mortgage loans which were repaid in full with the net proceeds from the Offerings of approximately $151,332.

(f) Reflects incremental effect of the Acquired Properties and Mortgages.

                                             January 1, 1996 to the Earlier of March 31, 1996
                                                        or Date of Acquisition
                                                        ----------------------
                                         Six Acquired
                                       Properties and Two           Three
                                         Investments in            Acquired
                                           Mortgages              Properties             Adjustment
                                           ---------              ----------             ----------
Revenues:
  Rental revenues                            $1,294                 $1,435                 $2,729
  Interest and other income                      82                   --                       82
                                             ------                 ------                 ------
                                              1,376                  1,435                  2,811
                                             ------                 ------                 ------
Certain Expenses:
   Rental expenses                              311                    150                    461
   Real estate taxes                            106                    141                    247
                                             ------                 ------                 ------
                                                417                    291                    708
                                             ------                 ------                 ------
Revenues in excess of certain expenses       $  959                 $1,144                 $2,103
                                             ======                 ======                 ======

                                                                     Year Ended December 31, 1995
                                                                     ----------------------------
                                                         Six Acquired                           Less
                                                        Properties and       Three           Previously
                                                        Two Investments     Acquired          Reported
                                                         in Mortgages      Properties       Acquisitions       Adjustment
                                                         ------------      ----------       ------------       ----------
Revenues:
  Rental revenues                                          $6,787            $ 5,335          ($5,072)           $7,050
  Interest and other income                                 1,777               --             (1,777)             --
                                                           ------            -------          -------            ------
                                                            8,564              5,335           (6,849)            7,050
                                                           ------            -------          -------            ------
Certain Expenses:
   Rental expenses                                          1,534                601             (867)            1,268
   Real estate taxes                                          558                568             (610)              516
                                                           ------            -------          -------            ------
                                                            2,092              1,169           (1,477)            1,784
                                                           ------            -------          -------            ------
Revenues in excess of certain expenses                     $6,472            $ 4,166          ($5,372)           $5,266
                                                           ======            =======          =======            ======



     The previously reported acquisitions consist of two properties and two investments in mortgages acquired prior to the Offerings. The revenues and certain expenses of the properties and mortgages are included in the "As Adjusted" column. See the as adjusted condensed consolidated statement of operations for the year ended December 31, 1995.

(g) Reflects an incremental increase in interest expense from assumed borrowings of $39,178 on the unsecured line of credit to fund acquisitions subsequent to March 31, 1996 at an average rate of 6.95%

(h) Reflects the incremental depreciation of the Acquired Properties based upon asset lives of 40 years.

(i) Reflects the allocation of the pro forma adjustment to minority interests based upon pro forma minority ownership in the Operating Partnership of approximately 15.1%.

(j) See the unaudited, as adjusted condensed consolidated statement of operations of the Company for the year Ended December 31, 1995 contained herein. This statement corresponds to the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1995 presented in the Prospectus Supplement dated February 28, 1996.

(k) The company's pro forma taxable income for the 12 month period ended March 31, 1996 is approximately $75,000 which has been calculated as pro forma income from operations before minority interests for the same period of approximately $60,000 plus GAAP depreciation and amortization of approximately $35,000 less tax basis depreciation and amortization and other tax differences of approximately $20,000.

                            SPIEKER PROPERTIES, INC.

           AS ADJUSTED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                  (unaudited, in thousands, except share data)

                                                                                                                 REPAYMENT
                                                                                   SERIES B                         OF
                                                                                  PREFERRED      REPAYMENT       UNSECURED
                                                                     NOTES          STOCK        OF SECURED       LINE OF
                           HISTORICAL(1)     ACQUISITIONS(2)       OFFERINGS      ISSUANCE(4)      DEBT(5)        CREDIT(6)
                           -------------     ---------------      -----------     -----------      -------        ---------
REVENUES:
Rental income ......       $    149,308        $    18,780          $   --          $  --          $   --          $  --
Interest and other
  income ...........              4,083              1,777              --             --              --             --
                           ------------        -----------          --------        -------        --------        -------
      Total
        Revenues ...       $    153,391        $    20,557              --             --              --             --
                           ------------        -----------          --------        -------        --------        -------

OPERATING EXPENSES:
Rental expenses ....             24,601              4,168              --             --              --             --
Real estate taxes ..             11,934              1,572              --             --              --             --
Interest expense ...             46,386               --              24,139           --           (29,761)        (5,472)
Depreciation and
  amortization .....             31,602              2,914              --             --              --             --
General and
  administrative
  and other ........              8,533               --                --             --              --             --
                           ------------        -----------          --------        -------        --------        -------
      Total
        operating
        expenses ...            123,056              8,654            24,139           --           (29,761)        (5,472)
                           ------------        -----------          --------        -------        --------        -------
Income from
  operations before
  minority
  interests ........             30,335             11,903           (24,139)          --            29,761          5,472
Minority
  interests ........             (5,669)              --                --             --              --             --
                           ------------        -----------          --------        -------        --------        -------
Net income .........             24,666             11,903           (24,139)          --            29,761          5,472
Series A Preferred
  Stock dividends ..             (2,048)              --                --             --              --             --
Series B Preferred
  Stock dividends ..               (586)              --                --           (9,455)           --             --
                           ------------        -----------          --------        -------        --------        -------
Net income allocable
  to common

  stockholders .....       $     22,032        $    11,903          $(24,139)       $(9,455)       $ 29,761        $ 5,472
                           ============        ===========          ========        =======        ========        =======
Net income per
  common share             $       0.84
                           ============
Weighted average
  common shares
  outstanding ......         26,140,488
                           ============


                             OTHER                   AS
                          ADJUSTMENTS(7)          ADJUSTED
                          --------------         ----------
REVENUES:
Rental income ......       $       --           $   168,088
Interest and other
  income ...........               --                 5,860
                           ------------         -----------
      Total
        Revenues ...               --           $   173,948
                           ------------         -----------

OPERATING EXPENSES:
Rental expenses ....               --                28,769
Real estate taxes ..               --                13,506
Interest expense ...             (2,854)             32,438
Depreciation and
  amortization .....               --                34,516
General and
  administrative
  and other ........               --                 8,533
                           ------------         -----------
      Total
        operating
        expenses ...             (2,854)            117,762
                           ------------         -----------
Income from
  operations before
  minority
  interests ........              2,854              56,186
Minority
  interests ........             (2,972)             (8,641)
                           ------------         -----------
Net income .........               (118)             47,545
Series A Preferred
  Stock dividends ..               --                (2,048)
Series B Preferred
  Stock dividends ..               --               (10,041)
                           ------------         -----------
Net income allocable
  to common
  stockholders .....       $       (118)        $    35,456(8)
                           ============         ===========
Net income per
  common share
                                                $      1.02
                                                ===========
Weighted average
  common shares
  outstanding ......                             34,876,387(9)
                                                ===========

                            SPIEKER PROPERTIES, INC.

                      NOTES AND ADJUSTMENTS TO AS ADJUSTED
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1995
                        (unaudited, dollars in thousands)

(1) Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 1995, excluding extraordinary items.

(2) Reflects the incremental effect of the acquisition of 17 properties during 1995 and three of the Acquired Properties and the Two Mortgages acquired by the Company prior to the Offerings, which represents the operations of the acquired properties and interest earned on the mortgages prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(3) Reflects the incremental effect of the $260,000 Notes Offering in December 1995 and the $100,000 Notes Offering in January 1996 which includes cash interest expense of approximately $23,625 at a weighted average interest rate of 6.943% and amortization of deferred financing fees of approximately $514. The estimated amortization is based upon capitalized fees of approximately $3,481 over the term of the notes.

(4) Reflects the incremental effect of Series B Preferred Stock dividends at a rate of 9.45%.

(5) Reflects the reduction of interest expense resulting from the repayment of approximately $347,272 of secured debt in December 1995. The reduction, based upon actual amounts incurred, is comprised of the following:

                                                                    Year Ended
                                                                 December 31, 1995
                                                                 -----------------
     Cash interest payments .....................................    $(22,920)
     Amortization of debt discount and deferred financing costs..      (6,841)
                                                                     --------
                                                                     $(29,761)
                                                                     ========

(6) Reflects the repayment of the Company's unsecured line of credit using the net proceeds of approximately $98,900 from the Notes Offering in January 1996 and a portion of the net proceeds from the Offerings which results in a reduction of cash interest of approximately $4,296. Also, reflects the conversion of the Company's secured line of credit to an unsecured facility. The unsecured line of credit bears interest at LIBOR plus 1.5%, requires interest only payments and has a two year term. The conversion resulted in a net reduction of interest expense due to a net decrease in amortization of deferred financing fees of approximately $1,176.

     The Company's unsecured line of credit is subject to changes in LIBOR.

(7) Reflects the repayment of certain mortgage loans using a portion of the net proceeds from the Offerings resulting in a reduction of interest expense of approximately $2,854 based upon actual amounts incurred. Also reflects the minority interests' share of the pro forma adjustments to the net income of the Operating Partnership.

(8) The pro forma taxable income for the Company for the year ended December 31, 1995 was approximately $71,000 which has been calculated as pro forma net income from operations before minority interests for the year ended December 31, 1995 of approximately $57,000 plus GAAP depreciation and amortization of approximately $35,000 less tax basis depreciation and amortization and other tax differences of approximately $21,000.

(9)  Includes the Class B Common Stock and Class C Shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPIEKER PROPERTIES, INC.
                                                  (Registrant)

Date:  June 18, 1996                By: /S/ ELKE STRUNKA
- -----------------------                 --------------------------------------
                                        Elke Strunka
                                        Vice President and
                                        Principal Accounting Officer